UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 22, 2004

CCI Group, Inc.

(Exact name of Registrant as specified in charter)

Utah                   333-40954                87-0648148

(State or other jurisdiction    (Commission              (I.R.S. Employer

of incorporation)           File Number)             Identification No.)

405 Park Avenue, 10th Floor, New York, New York              10022

(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: 212-421-1400.

Caribbean Clubs International, Inc.

 (Former name or former address, if changed, since last report)

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Item 6. Resignation of Registrant's Directors.

On January 22, 2004, James Bishop. resigned as a director of the Registrant. No disagreement exists between the former director and with the registrant on any matter relating to the registrant's operations, policies or practices.

Item 7. Exhibits.

    Exhibit Number                Description

        17.1                  Resignation letter of James Bishop.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   CCI Group, Inc.

Date: January 23, 2004

                                                    /s/ Fred W. Jackson, Jr.

                                                    Fred W. Jackson, Jr.

                                                    President

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